EXHIBIT 10.39

                          COMMERCIAL SECURITY AGREEMENT

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PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
$56,000.00    07-25-2008  08-05-2013               452               086
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  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
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GRANTOR:  AMERICAN CONSUMERS, INC., DBA SHOP RITE  LENDER: GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

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THIS  COMMERCIAL  SECURITY  AGREEMENT  dated July 25, 2008, is made and executed between  AMERICAN  CONSUMERS,  INC. DBA SHOP RITE ("Grantor") and GATEWAY BANK &
TRUST ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that
Lender  shall  have the  rights  stated in this  Agreement  with  respect to the
Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word  "Collateral" as used in this Agreement means the  following  described  property,  whether now owned or  hereafter  acquired, whether now  existing or  hereafter  arising,  and  wherever  located,  in which
Grantor  is  giving  to  Lender  a  security  interest  for the  payment  of the
Indebtedness  and performance of all other  obligations  under the Note and this
Agreement:

     UCC ON ALL  REGISTER  SYSTEM  AND ALL  BUSINESS  ASSETS  INCLUDING  BUT NOT
     LIMITED TO:  ACCOUNTS,  A/R,  CASH FLOW,  INVENTORY,  FURNITURE,  FIXTURES,
     EQUIPMENT, MACHINERY, COMPUTERS, REGISTERS, LEASEHOLD IMPROVEMENTS, ETC.

In addition, the word "Collateral" also includes all the following,  whether now owned or hereafter  acquired,  whether now existing or  hereafter  arising,  and wherever located:

     (A) All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

     (B) All  products  and  produce of any of the  property  described  in this
     Collateral section.

     (C)  All  accounts,  general  intangibles,   instruments,   rents,  monies,
     payments, and all other rights,  arising out of a sale, lease,  consignment or other  disposition of any of the property  described in this  Collateral section.

     (D) All proceeds (including insurance proceeds) from the sale, destruction, loss,  or  other  disposition  of any of the  property  described  in  this
     Collateral  section,  and sums due from a third  party who has  damaged  or destroyed  the  Collateral  or from that  party's  insurer,  whether due to judgment, settlement or other process.

     (E) All records and data relating to any of the property  described in this
     Collateral  section,  whether  in  the  form  of  a  writing,   photograph,
     microfilm,  microfiche, or electronic media, together with all of Grantor's right,  title,  and  interest in and to all computer  software  required to utilize,  create,  maintain,  and  process  any  such  records  or  data on electronic media.

CROSS-COLLATERALIZATION.  In addition to the Note,  this  Agreement  secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender  against  Grantor or any one or more of them,  whether now  existing or  hereafter  arising,  whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether  Grantor  may be  liable individually  or jointly with others,  whether  obligated as guarantor,  surety, accommodation party or otherwise,  and whether recovery upon such amounts may be or hereafter  may become barred by any statute of  limitations,  and whether the obligation  to repay such  amounts  may be or  hereafter  may  become  otherwise unenforceable.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S  REPRESENTATIONS  AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With
respect to the Collateral, Grantor represents and promises to Lender that:

     Perfection of Security  Interest.  Grantor agrees to take whatever  actions are requested by Lender to perfect and continue  Lender's security interest in the Collateral.  Upon request of Lender,  Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and
     Grantor  will note  Lender's  interest  upon any and all chattel  paper and instruments if not delivered to Lender for possession by Lender.  This is a continuing  Security  Agreement and will continue in effect even though all or any  part of the  Indebtedness  is paid in full and  even  though  for a period of time Grantor may not be indebted to Lender.

     Notices  to  Lender.  Grantor  will  promptly  notify  Lender in writing at
     Lender's  address  shown  above (or such  other  addresses  as  Lender  may designate from time to time) prior to any (1) change in Grantor's name; (2)
     change in Grantor's assumed business name(s);  (3) change in the management of the Corporation  Grantor;  (4) change in the authorized  signer(s);  (5)
     change in Grantor's principal office address; (6) change in Grantor's state of  organization;  (7)  conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly  relates to any  agreements  between  Grantor and Lender.  No change in Grantor's  name or state of  organization  will take effect until after Lender has received notice.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement  governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability  of  Collateral.  To the extent the  Collateral  consists of accounts, chattel paper, or general intangibles,  as defined by the Uniform
     Commercial  Code,  the  Collateral is  enforceable  in accordance  with its terms,  is  genuine,  and  fully  complies  with  all  applicable  laws and
     regulations   concerning  form,  content  and  manner  of  preparation  and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the  Collateral,  and no agreement  shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

     Location of the  Collateral.  Except in the  ordinary  course of  Grantor's business,  Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request,  Grantor will deliver to Lender in form  satisfactory  to Lender a schedule of real properties and Collateral  locations relating to Grantor's operations,  including  without  limitation  the  following:  (1) all  real property  Grantor owns or is purchasing;  (2) all real property  Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or  uses;  and (4)  all  other  properties  where  Collateral  is or may be located.

     Removal  of the  Collateral.  Except in the  ordinary  course of  Grantor's business,  Grantor  shall  not  remove  the  Collateral  from its  existing location without Lender's prior written  consent.  Grantor shall,  whenever requested, advise Lender of the exact location of the Collateral.

     Transactions  Involving  Collateral.  Except for inventory sold or accounts collected in the ordinary  course of  Grantor's  business,  or as otherwise provided for in this Agreement,  Grantor shall not sell,  offer to sell, or otherwise transfer or dispose of the Collateral.  Grantor shall not pledge, mortgage,  encumber or otherwise permit the Collateral to be subject to any lien, security interest,  encumbrance,  or charge,  other than the security interest provided for in this Agreement,  without the prior written consent of Lender.  This includes security interests even if junior in right to the security  interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral  (for whatever  reason)
     shall be held in trust for  Lender  and shall  not be  commingled  with any other  funds;  provided  however,  this  requirement  shall not  constitute consent by Lender to any sale or other disposition.  Upon receipt,  Grantor shall immediately deliver any such proceeds to Lender.

     Title.  Grantor  represents  and warrants to Lender that Grantor holds good and  marketable  title to the  Collateral,  free and clear of all liens and encumbrances except for the lien of this Agreement.  No financing statement covering any of the  Collateral  is on file in any public office other than those which reflect the security  interest  created by this Agreement or to which Lender has  specifically  consented.  Grantor  shall defend  Lender's rights in the  Collateral  against  the  claims  and  demands  of all other persons.

     Repairs and Maintenance.  Grantor agrees to keep and maintain, and to cause others to keep and  maintain,  the  Collateral  in good  order,  repair and condition  at all times  while this  Agreement  remains in effect.  Grantor further agrees to pay when due all claims for work done

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 2

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     on, or services  rendered  or material  furnished  in  connection  with the
     Collateral  so that no lien or  encumbrance  may ever attach to or be filed against the Collateral.

     Inspection of Collateral.  Lender and Lender's  designated  representatives and agents  shall  have the right at all  reasonable  times to examine  and inspect the Collateral wherever located.

     Taxes,  Assessments  and  Liens.  Grantor  will  pay  when  due all  taxes, assessments and liens upon the Collateral,  its use or operation, upon this
     Agreement,  upon any promissory note or notes evidencing the  Indebtedness, or upon any of the other Related  Documents.  Grantor may withhold any such payment  or may  elect to  contest  any lien if  Grantor  is in good  faith conducting an  appropriate  proceeding to contest the obligation to pay and so long as  Lender's  interest  in the  Collateral  is not  jeopardized  in
     Lender's  sole opinion.  If the  Collateral is subjected to a lien which is not discharged within fifteen (15) days,  Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security  satisfactory to
     Lender in an amount  adequate to provide for the discharge of the lien plus any interest,  costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the  Collateral.  In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral.  Grantor shall name Lender as an
     additional   obligee  under  any  surety  bond  furnished  in  the  contest proceedings.  Grantor  further  agrees to furnish Lender with evidence that such taxes, assessments,  and governmental and other charges have been paid in full and in a timely  manner.  Grantor may  withhold any such payment or may elect to contest  any lien if Grantor  is in good faith  conducting  an appropriate  proceeding  to contest  the  obligation  to pay and so long as
     Lender's interest in the Collateral is not jeopardized.

     Compliance with  Governmental  Requirements.  Grantor shall comply promptly with all  laws,  ordinances,  rules  and  regulations  of all  governmental authorities,  now or  hereafter  in effect,  applicable  to the  ownership, production,  disposition,  or use of the Collateral,  including all laws or regulations  relating  to the  undue  erosion  of  highly-erodible  land or
     relating  to  the   conversion  of  wetlands  for  the   production  of  an
     agricultural  product or  commodity.  Grantor may contest in good faith any such law,  ordinance  or  regulation  and  withhold  compliance  during any proceeding,  including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous  Substances.  Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement  remains a lien on the Collateral,  used in violation of any Environmental  Laws or for the generation,  manufacture,  storage,  transportation,  treatment,  disposal,
     release  or   threatened   release   of  any   Hazardous   Substance.   The
     representations and warranties  contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor
     hereby  (1)  releases  and  waives any  future  claims  against  Lender for indemnity or  contribution  in the event Grantor becomes liable for cleanup or other costs under any  Environmental  Laws, and (2) agrees to indemnify, defend,  and hold  harmless  Lender  against  any and all claims and losses resulting  from  a  breach  of  this  provision  of  this  Agreement.  This obligation  to  indemnify  and  defend  shall  survive  the  payment of the
     Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty  Insurance.  Grantor shall procure and maintain all risks  insurance,  including  without  limitation fire, theft and liability coverage  together  with such other  insurance  as Lender may require  with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable  to  Lender  and  issued by a company  or  companies  reasonably acceptable  to Lender.  Grantor,  upon  request of Lender,  will deliver to
     Lender from time to time the policies or  certificates of insurance in form satisfactory to Lender,  including  stipulations that coverages will not be cancelled or  diminished  without at least thirty (30) days' prior  written notice  to  Lender  and  not  including  any  disclaimer  of the  insurer's liability  for failure to give such a notice.  Each  insurance  policy also shall  include an  endorsement  providing  that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Grantor or any other person.  In connection  with all policies  covering  assets in which Lender holds or is offered a security interest,  Grantor will provide
     Lender with such loss payable or other  endorsements as Lender may require.
     If  Grantor  at any time  fails to  obtain or  maintain  any  insurance  as required under this  Agreement,  Lender may (but shall not be obligated to)
     obtain such insurance as Lender deems  appropriate,  including if Lender so chooses  "single  interest  insurance,"  which  will  cover  only  Lender's interest in the Collateral.

     Application of Insurance Proceeds.  Grantor shall promptly notify Lender of any loss or damage to the Collateral,  whether or not such casualty or loss is covered by insurance.  Lender may make proof of loss if Grantor fails to do so  within  fifteen  (15)  days of the  casualty.  All  proceeds  of any insurance on the Collateral,  including accrued proceeds thereon,  shall be held by Lender as part of the  Collateral.  If Lender consents to repair or replacement  of the damaged or destroyed  Collateral,  Lender  shall,  upon satisfactory  proof  of  expenditure,  pay or  reimburse  Grantor  from the proceeds for the reasonable cost of repair or  restoration.  If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a  sufficient  amount of the proceeds to pay all of the  Indebtedness,  and shall  pay the  balance  to  Grantor.  Any  proceeds  which  have  not been disbursed  within six (6) months after their  receipt and which Grantor has not committed to the repair or restoration of the Collateral  shall be used to prepay the Indebtedness.

     Insurance  Reserves.  Lender may require  Grantor to  maintain  with Lender reserves for payment of insurance premiums, which reserves shall be created by  monthly  payments  from  Grantor  of a sum  estimated  by  Lender to be sufficient  to produce,  at least  fifteen (15) days before the premium due date,  amounts at least  equal to the  insurance  premiums  to be paid.  If
     fifteen  (15)  days  before   payment  is  due,   the  reserve   funds  are
     insufficient,  Grantor shall upon demand pay any deficiency to Lender.  The reserve  funds  shall be held by  Lender  as a  general  deposit  and shall constitute  a  non-interest-bearing  account  which  Lender may  satisfy by payment of the  insurance  premiums  required to be paid by Grantor as they become due.  Lender does not hold the reserve  funds in trust for  Grantor, and  Lender  is not the  agent of  Grantor  for  payment  of the  insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing  policy of insurance  showing such  information as
     Lender may reasonably request including the following:  (1) the name of the insurer;  (2) the risks  insured;  (3) the  amount of the  policy;  (4) the property  insured;  (5) the  then  current  value  on the  basis  of  which insurance has been obtained and the manner of determining  that value;  and
     (6) the  expiration  date of the policy.  In addition,  Grantor  shall upon
     request  by  Lender   (however  not  more  often  than  annually)  have  an
     independent appraiser satisfactory to Lender determine, as applicable,  the cash value or replacement cost of the Collateral.

     Financing  Statements.  Grantor  authorizes  Lender to file a UCC financing statement,  or alternatively,  a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other  documents that are necessary to perfect,  protect,  and continue
     Lender's  security  interest in the  Property.  Grantor will pay all filing fees,  title  transfer  fees,  and  other  fees and costs  involved  unless prohibited  by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably  appoints Lender to execute documents necessary to  transfer  title if there is a  default.  Lender may file a copy of this
     Agreement as a financing  statement.  If Grantor changes  Grantor's name or address,  or the name or address of any person granting a security interest under this Agreement  changes,  Grantor will promptly  notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible  personal property and beneficial use of all the Collateral and may use it in any lawful  manner not  inconsistent  with this  Agreement  or the Related
Documents,  provided that Grantor's right to possession and beneficial use shall not apply to any  Collateral  where  possession  of the  Collateral by Lender is required by law to perfect Lender's  security  interest in such  Collateral.  If
Lender at any time has possession of any Collateral,  whether before or after an
Event of Default,  Lender shall be deemed to have exercised  reasonable  care in the custody and  preservation  of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise  reasonable care.  Lender shall not be required to take any steps  necessary to preserve any rights in the  Collateral  against prior  parties,  nor to protect,  preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition  to all other  rights and  remedies to which  Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Grantor  fails  to  make  any payment when due under the
     Indebtedness.

     Other Defaults.  Grantor fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition  contained in any other agreement  between Lender and
     Grantor.

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 3

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     Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may  materially  affect any of  guarantor's  or Grantor's  property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Grantor or on Grantor's  behalf under this Agreement or the Related  Documents is false or misleading  in any material  respect, either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Insolvency.  The  dissolution or  termination  of Grantor's  existence as a going  business,  the insolvency of Grantor,  the appointment of a receiver for any part of  Grantor's  property,  any  assignment  for the  benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor  of Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a  garnishment  of any of Grantor's  accounts,  including  deposit accounts,  with Lender.  However,  this Event of Default shall not apply if
     there  is  a  good  faith   dispute  by  Grantor  as  to  the  validity  or
     reasonableness  of  the  claim  which  is the  basis  of  the  creditor  or forfeiture  proceeding  and if Grantor gives Lender  written  notice of the creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety  bond  for the  creditor  or  forfeiture  proceeding,  in an  amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor  dies or becomes incompetent or revokes or disputes the validity of, or liability under, any
     Guaranty of the Indebtedness.

     Adverse  Change.  A material  adverse change occurs in Grantor's  financial condition, or Lender believes the prospect of payment or performance of the
     Indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

RIGHTS  AND  REMEDIES  ON  DEFAULT.  If an Event of  Default  occurs  under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured party  under the  Georgia  Uniform  Commercial  Code.  In  addition  and without limitation,  Lender may  exercise  any one or more of the  following  rights and remedies:

     Accelerate  Indebtedness.  Lender  may  declare  the  entire  Indebtedness, including  any  prepayment  penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the  Collateral  and any and all  certificates  of title and other documents  relating to the Collateral.  Lender may require Grantor to assemble  the  Collateral  and make it available to Lender at a place to be designated  by Lender.  Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the
     Collateral  contains  other goods not covered by this Agreement at the time of repossession,  Grantor agrees Lender may take such other goods, provided that  Lender  makes  reasonable  efforts to return  them to  Grantor  after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the  Collateral or proceeds  thereof in Lender's own name or that of Grantor.  Lender may sell the  Collateral at public auction or private sale.  Unless the  Collateral  threatens to decline  speedily in value or is of a type customarily sold on a recognized market,  Lender will give Grantor,  and other persons as required by law,  reasonable  notice of the time and place of any public sale,  or the time after which any private sale or any other disposition of the Collateral is to be made.  However, no notice need be provided to any person who,  after Event of Default  occurs, enters into and  authenticates an agreement  waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such  notice is given at least ten (10) days before the time of the sale or disposition.  All expenses  relating to the  disposition of the Collateral, including without limitation the expenses of retaking,  holding,  insuring, preparing for sale and selling the  Collateral,  shall become a part of the
     Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral,  with the power to protect and preserve the  Collateral,  to operate the Collateral  preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the  proceeds,  over and above the cost of the  receivership,  against  the
     Indebtedness.  The  receiver  may serve  without  bond if permitted by law.
     Lender's right to the  appointment of a receiver shall exist whether or not the  apparent  value  of  the  Collateral  exceeds  the  Indebtedness  by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Collect  Revenues,  Apply  Accounts.  Lender,  either  itself or  through a receiver,  may collect the payments,  rents,  income, and revenues from the
     Collateral.  Lender may at any time in  Lender's  discretion  transfer  any
     Collateral  into Lender's own name or that of Lender's  nominee and receive the payments,  rents,  income,  and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper,  choses in action, or similar  property,  Lender may demand, collect,  receipt for, settle,  compromise,  adjust, sue for, foreclose, or realize  on  the  Collateral  as  Lender  may  determine,  whether  or  not
     Indebtedness or Collateral is then due. For these purposes,  Lender may, on behalf of and in the name of  Grantor,  receive,  open and  dispose of mail addressed to Grantor;  change any address to which mail and payments are to be sent;  and endorse notes,  checks,  drafts,  money orders,  documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency.  If Lender chooses to sell any or all of the Collateral,
     Lender may obtain a judgment  against Grantor for any deficiency  remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this  Agreement.  Grantor shall be  liable  for a  deficiency  even if the  transaction  described  in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform  Commercial Code, as may be amended from time to time.  In  addition,  Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies. Except as may be prohibited by applicable law, all of
     Lender's  rights and remedies,  whether  evidenced by this  Agreement,  the
     Related Documents,  or by any other writing, shall be cumulative and may be exercised  singularly  or  concurrently.  Election  by Lender to pursue any remedy shall not exclude  pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an  obligation  of Grantor under this Agreement,  after Grantor's failure to perform, shall not affect
     Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this  Agreement:

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Grantor  agrees  to pay  upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Grantor   shall  pay  the  costs  and  expenses  of  such
     enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic  stay or  injunction),  appeals,  and any  anticipated post-judgment  collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of Georgia  without regard to its conflicts of law  provisions.  This
     Agreement has been accepted by Lender in the State of Georgia.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any  course of  dealing  between  Lender  and  Grantor,  shall constitute  a  waiver  of any of  Lender's  rights  or of any of  Grantor's obligations as to any future  transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 4

================================================================================

     granted or  withheld  in  the  sole  discretion  of  Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice purposes, Grantor agrees to keep Lender informed at all times of
     Grantor's current address. Unless otherwise provided or required by law, if there is more than one  Grantor,  any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney.  Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact  for the purpose of executing any  documents  necessary to perfect,  amend,  or to  continue  the  security  interest  granted in this
     Agreement or to demand  termination  of filings of other  secured  parties.
     Lender may at any time,  and without  further  authorization  from Grantor, file  a  carbon,  photographic  or  other  reproduction  of  any  financing statement or of this  Agreement for use as a financing  statement.  Grantor will  reimburse  Lender  for  all  expenses  for  the  perfection  and  the continuation  of  the  perfection  of  Lender's  security  interest  in the
     Collateral.

     Severability.  If a court of competent  jurisdiction finds any provision of this  Agreement  to  be  illegal,  invalid,  or  unenforceable  as  to  any circumstance,  that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the  parties,  their  successors  and  assigns.  If ownership of the Collateral  becomes vested in a person other than Grantor,
     Lender,  without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the  Indebtedness  by way of forbearance or extension  without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival  of   Representations   and   Warranties.   All   representations,
     warranties,  and agreements made by Grantor in this Agreement shall survive the  execution  and  delivery of this  Agreement,  shall be  continuing  in nature,  and shall  remain  in full  force and  effect  until  such time as
     Grantor's Indebtedness shall be paid in full.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement.  The word "Agreement" means this Commercial  Security Agreement, as this Commercial  Security Agreement may be amended or modified from time to  time,  together  with  all  exhibits  and  schedules  attached  to this
     Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means AMERICAN CONSUMERS,  INC. DBA SHOP RITE and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

     Collateral.  The word "Collateral"  means all of Grantor's right, title and interest  in and to all  the  Collateral  as  described  in the  Collateral
     Description section of this Agreement.

     Default.  The word "Default"  means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words  "Environmental Laws" mean any and all state, federal and local  statutes,  regulations  and  ordinances  relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation,  and Liability Act
     of 1980,  as amended,  42 U.S.C.  Section  9601,  et seq.  ("CERCLA"),  the
     Superfund  Amendments and  Reauthorization  Act of 1986, Pub. L. No. 99-499
     ("SARA"),  the Hazardous Materials  Transportation  Act, 49 U.S.C.  Section
     1801,  et seq.,  the  Resource  Conservation  and  Recovery  Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default.  The words  "Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     Grantor. The word "Grantor" means AMERICAN CONSUMERS, INC. DBA SHOP RITE.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Indebtedness.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that,
     because  of  their  quantity,   concentration  or  physical,   chemical  or
     infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used,  treated,  stored, disposed of, generated, manufactured, transported or otherwise handled. The words  "Hazardous  Substances"  are used in their very  broadest  sense and include  without  limitation  any and all  hazardous  or toxic  substances, materials  or waste as defined by or listed under the  Environmental  Laws.
     The  term  "Hazardous   Substances"  also  includes,   without  limitation,
     petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness.  The word "Indebtedness" means the indebtedness  evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Grantor is  responsible  under this  Agreement  or under any of the Related
     Documents.  Specifically,  without  limitation,  Indebtedness  includes all amounts  that  may be  indirectly  secured  by the  Cross-Collateralization provision of this Agreement.

     Lender.  The word "Lender"  means GATEWAY BANK & TRUST,  its successors and assigns.

     Note. The word "Note" means the Note executed by AMERICAN  CONSUMERS,  INC.
     DBA SHOP RITE in the principal  amount of  $56,000.00  dated July 25, 2008,
     together  with  all  renewals  of,   extensions   of,   modifications   of,
     refinancings  of,  consolidations  of,  and  substitutions  for the note or credit agreement.

     Property.  The word  "Property"  means all of  Grantor's  right,  title and interest  in  and to all  the  Property  as  described  in the  "Collateral
     Description" section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR  HAS  READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY
AGREEMENT  AND  AGREES  TO  ITS  TERMS.  THIS  AGREEMENT IS  DATED JULY 25,2008.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND
SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
    --------------------------------------            ----------------------------------------
    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE

                          COMMERCIAL SECURITY AGREEMENT

--------------------------------------------------------------------------------
PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
$56,000.00    07-25-2008  08-05-2013               452               086
--------------------------------------------------------------------------------
  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
--------------------------------------------------------------------------------

GRANTOR:  AMERICAN CONSUMERS, INC., DBA SHOP RITE  LENDER: GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

================================================================================

THIS  COMMERCIAL  SECURITY  AGREEMENT  dated July 25, 2008, is made and executed between  AMERICAN  CONSUMERS,  INC. DBA SHOP RITE ("Grantor") and GATEWAY BANK &
TRUST ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that
Lender  shall  have the  rights  stated in this  Agreement  with  respect to the
Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word  "Collateral" as used in this Agreement means the  following  described  property,  whether now owned or  hereafter  acquired, whether now  existing or  hereafter  arising,  and  wherever  located,  in which
Grantor  is  giving  to  Lender  a  security  interest  for the  payment  of the
Indebtedness  and performance of all other  obligations  under the Note and this
Agreement:

     UCC ON ALL  REGISTER  SYSTEM  AND ALL  BUSINESS  ASSETS  INCLUDING  BUT NOT
     LIMITED TO:  ACCOUNTS,  A/R,  CASH FLOW,  INVENTORY,  FURNITURE,  FIXTURES,
     EQUIPMENT, MACHINERY, COMPUTERS, REGISTERS, LEASEHOLD IMPROVEMENTS, ETC.

In addition, the word "Collateral" also includes all the following,  whether now owned or hereafter  acquired,  whether now existing or  hereafter  arising,  and wherever located:

     (A) All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

     (B) All  products  and  produce of any of the  property  described  in this
     Collateral section.

     (C)  All  accounts,  general  intangibles,   instruments,   rents,  monies,
     payments, and all other rights,  arising out of a sale, lease,  consignment or other  disposition of any of the property  described in this  Collateral section.

     (D) All proceeds (including insurance proceeds) from the sale, destruction, loss,  or  other  disposition  of any of the  property  described  in  this
     Collateral  section,  and sums due from a third  party who has  damaged  or destroyed  the  Collateral  or from that  party's  insurer,  whether due to judgment, settlement or other process.

     (E) All records and data relating to any of the property  described in this
     Collateral  section,  whether  in  the  form  of  a  writing,   photograph,
     microfilm,  microfiche, or electronic media, together with all of Grantor's right,  title,  and  interest in and to all computer  software  required to utilize,  create,  maintain,  and  process  any  such  records  or  data on electronic media.

CROSS-COLLATERALIZATION.  In addition to the Note,  this  Agreement  secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender  against  Grantor or any one or more of them,  whether now  existing or  hereafter  arising,  whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether  Grantor  may be  liable individually  or jointly with others,  whether  obligated as guarantor,  surety, accommodation party or otherwise,  and whether recovery upon such amounts may be or hereafter  may become barred by any statute of  limitations,  and whether the obligation  to repay such  amounts  may be or  hereafter  may  become  otherwise unenforceable.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S  REPRESENTATIONS  AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With
respect to the Collateral, Grantor represents and promises to Lender that:

     Perfection of Security  Interest.  Grantor agrees to take whatever  actions are requested by Lender to perfect and continue  Lender's security interest in the Collateral.  Upon request of Lender,  Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and
     Grantor  will note  Lender's  interest  upon any and all chattel  paper and instruments if not delivered to Lender for possession by Lender.  This is a continuing  Security  Agreement and will continue in effect even though all or any  part of the  Indebtedness  is paid in full and  even  though  for a period of time Grantor may not be indebted to Lender.

     Notices  to  Lender.  Grantor  will  promptly  notify  Lender in writing at
     Lender's  address  shown  above (or such  other  addresses  as  Lender  may designate from time to time) prior to any (1) change in Grantor's name; (2)
     change in Grantor's assumed business name(s);  (3) change in the management of the Corporation  Grantor;  (4) change in the authorized  signer(s);  (5)
     change in Grantor's principal office address; (6) change in Grantor's state of  organization;  (7)  conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly  relates to any  agreements  between  Grantor and Lender.  No change in Grantor's  name or state of  organization  will take effect until after Lender has received notice.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement  governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability  of  Collateral.  To the extent the  Collateral  consists of accounts, chattel paper, or general intangibles,  as defined by the Uniform
     Commercial  Code,  the  Collateral is  enforceable  in accordance  with its terms,  is  genuine,  and  fully  complies  with  all  applicable  laws and
     regulations   concerning  form,  content  and  manner  of  preparation  and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the  Collateral,  and no agreement  shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

     Location of the  Collateral.  Except in the  ordinary  course of  Grantor's business,  Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request,  Grantor will deliver to Lender in form  satisfactory  to Lender a schedule of real properties and Collateral  locations relating to Grantor's operations,  including  without  limitation  the  following:  (1) all  real property  Grantor owns or is purchasing;  (2) all real property  Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or  uses;  and (4)  all  other  properties  where  Collateral  is or may be located.

     Removal  of the  Collateral.  Except in the  ordinary  course of  Grantor's business,  Grantor  shall  not  remove  the  Collateral  from its  existing location without Lender's prior written  consent.  Grantor shall,  whenever requested, advise Lender of the exact location of the Collateral.

     Transactions  Involving  Collateral.  Except for inventory sold or accounts collected in the ordinary  course of  Grantor's  business,  or as otherwise provided for in this Agreement,  Grantor shall not sell,  offer to sell, or otherwise transfer or dispose of the Collateral.  Grantor shall not pledge, mortgage,  encumber or otherwise permit the Collateral to be subject to any lien, security interest,  encumbrance,  or charge,  other than the security interest provided for in this Agreement,  without the prior written consent of Lender.  This includes security interests even if junior in right to the security  interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral  (for whatever  reason)
     shall be held in trust for  Lender  and shall  not be  commingled  with any other  funds;  provided  however,  this  requirement  shall not  constitute consent by Lender to any sale or other disposition.  Upon receipt,  Grantor shall immediately deliver any such proceeds to Lender.

     Title.  Grantor  represents  and warrants to Lender that Grantor holds good and  marketable  title to the  Collateral,  free and clear of all liens and encumbrances except for the lien of this Agreement.  No financing statement covering any of the  Collateral  is on file in any public office other than those which reflect the security  interest  created by this Agreement or to which Lender has  specifically  consented.  Grantor  shall defend  Lender's rights in the  Collateral  against  the  claims  and  demands  of all other persons.

     Repairs and Maintenance.  Grantor agrees to keep and maintain, and to cause others to keep and  maintain,  the  Collateral  in good  order,  repair and condition  at all times  while this  Agreement  remains in effect.  Grantor further agrees to pay when due all claims for work done

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 2

================================================================================

     on, or services  rendered  or material  furnished  in  connection  with the
     Collateral  so that no lien or  encumbrance  may ever attach to or be filed against the Collateral.

     Inspection of Collateral.  Lender and Lender's  designated  representatives and agents  shall  have the right at all  reasonable  times to examine  and inspect the Collateral wherever located.

     Taxes,  Assessments  and  Liens.  Grantor  will  pay  when  due all  taxes, assessments and liens upon the Collateral,  its use or operation, upon this
     Agreement,  upon any promissory note or notes evidencing the  Indebtedness, or upon any of the other Related  Documents.  Grantor may withhold any such payment  or may  elect to  contest  any lien if  Grantor  is in good  faith conducting an  appropriate  proceeding to contest the obligation to pay and so long as  Lender's  interest  in the  Collateral  is not  jeopardized  in
     Lender's  sole opinion.  If the  Collateral is subjected to a lien which is not discharged within fifteen (15) days,  Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security  satisfactory to
     Lender in an amount  adequate to provide for the discharge of the lien plus any interest,  costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the  Collateral.  In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral.  Grantor shall name Lender as an
     additional   obligee  under  any  surety  bond  furnished  in  the  contest proceedings.  Grantor  further  agrees to furnish Lender with evidence that such taxes, assessments,  and governmental and other charges have been paid in full and in a timely  manner.  Grantor may  withhold any such payment or may elect to contest  any lien if Grantor  is in good faith  conducting  an appropriate  proceeding  to contest  the  obligation  to pay and so long as
     Lender's interest in the Collateral is not jeopardized.

     Compliance with  Governmental  Requirements.  Grantor shall comply promptly with all  laws,  ordinances,  rules  and  regulations  of all  governmental authorities,  now or  hereafter  in effect,  applicable  to the  ownership, production,  disposition,  or use of the Collateral,  including all laws or regulations  relating  to the  undue  erosion  of  highly-erodible  land or
     relating  to  the   conversion  of  wetlands  for  the   production  of  an
     agricultural  product or  commodity.  Grantor may contest in good faith any such law,  ordinance  or  regulation  and  withhold  compliance  during any proceeding,  including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous  Substances.  Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement  remains a lien on the Collateral,  used in violation of any Environmental  Laws or for the generation,  manufacture,  storage,  transportation,  treatment,  disposal,
     release  or   threatened   release   of  any   Hazardous   Substance.   The
     representations and warranties  contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor
     hereby  (1)  releases  and  waives any  future  claims  against  Lender for indemnity or  contribution  in the event Grantor becomes liable for cleanup or other costs under any  Environmental  Laws, and (2) agrees to indemnify, defend,  and hold  harmless  Lender  against  any and all claims and losses resulting  from  a  breach  of  this  provision  of  this  Agreement.  This obligation  to  indemnify  and  defend  shall  survive  the  payment of the
     Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty  Insurance.  Grantor shall procure and maintain all risks  insurance,  including  without  limitation fire, theft and liability coverage  together  with such other  insurance  as Lender may require  with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable  to  Lender  and  issued by a company  or  companies  reasonably acceptable  to Lender.  Grantor,  upon  request of Lender,  will deliver to
     Lender from time to time the policies or  certificates of insurance in form satisfactory to Lender,  including  stipulations that coverages will not be cancelled or  diminished  without at least thirty (30) days' prior  written notice  to  Lender  and  not  including  any  disclaimer  of the  insurer's liability  for failure to give such a notice.  Each  insurance  policy also shall  include an  endorsement  providing  that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Grantor or any other person.  In connection  with all policies  covering  assets in which Lender holds or is offered a security interest,  Grantor will provide
     Lender with such loss payable or other  endorsements as Lender may require.
     If  Grantor  at any time  fails to  obtain or  maintain  any  insurance  as required under this  Agreement,  Lender may (but shall not be obligated to)
     obtain such insurance as Lender deems  appropriate,  including if Lender so chooses  "single  interest  insurance,"  which  will  cover  only  Lender's interest in the Collateral.

     Application of Insurance Proceeds.  Grantor shall promptly notify Lender of any loss or damage to the Collateral,  whether or not such casualty or loss is covered by insurance.  Lender may make proof of loss if Grantor fails to do so  within  fifteen  (15)  days of the  casualty.  All  proceeds  of any insurance on the Collateral,  including accrued proceeds thereon,  shall be held by Lender as part of the  Collateral.  If Lender consents to repair or replacement  of the damaged or destroyed  Collateral,  Lender  shall,  upon satisfactory  proof  of  expenditure,  pay or  reimburse  Grantor  from the proceeds for the reasonable cost of repair or  restoration.  If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a  sufficient  amount of the proceeds to pay all of the  Indebtedness,  and shall  pay the  balance  to  Grantor.  Any  proceeds  which  have  not been disbursed  within six (6) months after their  receipt and which Grantor has not committed to the repair or restoration of the Collateral  shall be used to prepay the Indebtedness.

     Insurance  Reserves.  Lender may require  Grantor to  maintain  with Lender reserves for payment of insurance premiums, which reserves shall be created by  monthly  payments  from  Grantor  of a sum  estimated  by  Lender to be sufficient  to produce,  at least  fifteen (15) days before the premium due date,  amounts at least  equal to the  insurance  premiums  to be paid.  If
     fifteen  (15)  days  before   payment  is  due,   the  reserve   funds  are
     insufficient,  Grantor shall upon demand pay any deficiency to Lender.  The reserve  funds  shall be held by  Lender  as a  general  deposit  and shall constitute  a  non-interest-bearing  account  which  Lender may  satisfy by payment of the  insurance  premiums  required to be paid by Grantor as they become due.  Lender does not hold the reserve  funds in trust for  Grantor, and  Lender  is not the  agent of  Grantor  for  payment  of the  insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing  policy of insurance  showing such  information as
     Lender may reasonably request including the following:  (1) the name of the insurer;  (2) the risks  insured;  (3) the  amount of the  policy;  (4) the property  insured;  (5) the  then  current  value  on the  basis  of  which insurance has been obtained and the manner of determining  that value;  and
     (6) the  expiration  date of the policy.  In addition,  Grantor  shall upon
     request  by  Lender   (however  not  more  often  than  annually)  have  an
     independent appraiser satisfactory to Lender determine, as applicable,  the cash value or replacement cost of the Collateral.

     Financing  Statements.  Grantor  authorizes  Lender to file a UCC financing statement,  or alternatively,  a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other  documents that are necessary to perfect,  protect,  and continue
     Lender's  security  interest in the  Property.  Grantor will pay all filing fees,  title  transfer  fees,  and  other  fees and costs  involved  unless prohibited  by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably  appoints Lender to execute documents necessary to  transfer  title if there is a  default.  Lender may file a copy of this
     Agreement as a financing  statement.  If Grantor changes  Grantor's name or address,  or the name or address of any person granting a security interest under this Agreement  changes,  Grantor will promptly  notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible  personal property and beneficial use of all the Collateral and may use it in any lawful  manner not  inconsistent  with this  Agreement  or the Related
Documents,  provided that Grantor's right to possession and beneficial use shall not apply to any  Collateral  where  possession  of the  Collateral by Lender is required by law to perfect Lender's  security  interest in such  Collateral.  If
Lender at any time has possession of any Collateral,  whether before or after an
Event of Default,  Lender shall be deemed to have exercised  reasonable  care in the custody and  preservation  of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise  reasonable care.  Lender shall not be required to take any steps  necessary to preserve any rights in the  Collateral  against prior  parties,  nor to protect,  preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition  to all other  rights and  remedies to which  Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Grantor  fails  to  make  any payment when due under the
     Indebtedness.

     Other Defaults.  Grantor fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition  contained in any other agreement  between Lender and
     Grantor.

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 3

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     Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may  materially  affect any of  guarantor's  or Grantor's  property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Grantor or on Grantor's  behalf under this Agreement or the Related  Documents is false or misleading  in any material  respect, either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Insolvency.  The  dissolution or  termination  of Grantor's  existence as a going  business,  the insolvency of Grantor,  the appointment of a receiver for any part of  Grantor's  property,  any  assignment  for the  benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor  of Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a  garnishment  of any of Grantor's  accounts,  including  deposit accounts,  with Lender.  However,  this Event of Default shall not apply if
     there  is  a  good  faith   dispute  by  Grantor  as  to  the  validity  or
     reasonableness  of  the  claim  which  is the  basis  of  the  creditor  or forfeiture  proceeding  and if Grantor gives Lender  written  notice of the creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety  bond  for the  creditor  or  forfeiture  proceeding,  in an  amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor  dies or becomes incompetent or revokes or disputes the validity of, or liability under, any
     Guaranty of the Indebtedness.

     Adverse  Change.  A material  adverse change occurs in Grantor's  financial condition, or Lender believes the prospect of payment or performance of the
     Indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

RIGHTS  AND  REMEDIES  ON  DEFAULT.  If an Event of  Default  occurs  under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured party  under the  Georgia  Uniform  Commercial  Code.  In  addition  and without limitation,  Lender may  exercise  any one or more of the  following  rights and remedies:

     Accelerate  Indebtedness.  Lender  may  declare  the  entire  Indebtedness, including  any  prepayment  penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the  Collateral  and any and all  certificates  of title and other documents  relating to the Collateral.  Lender may require Grantor to assemble  the  Collateral  and make it available to Lender at a place to be designated  by Lender.  Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the
     Collateral  contains  other goods not covered by this Agreement at the time of repossession,  Grantor agrees Lender may take such other goods, provided that  Lender  makes  reasonable  efforts to return  them to  Grantor  after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the  Collateral or proceeds  thereof in Lender's own name or that of Grantor.  Lender may sell the  Collateral at public auction or private sale.  Unless the  Collateral  threatens to decline  speedily in value or is of a type customarily sold on a recognized market,  Lender will give Grantor,  and other persons as required by law,  reasonable  notice of the time and place of any public sale,  or the time after which any private sale or any other disposition of the Collateral is to be made.  However, no notice need be provided to any person who,  after Event of Default  occurs, enters into and  authenticates an agreement  waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such  notice is given at least ten (10) days before the time of the sale or disposition.  All expenses  relating to the  disposition of the Collateral, including without limitation the expenses of retaking,  holding,  insuring, preparing for sale and selling the  Collateral,  shall become a part of the
     Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral,  with the power to protect and preserve the  Collateral,  to operate the Collateral  preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the  proceeds,  over and above the cost of the  receivership,  against  the
     Indebtedness.  The  receiver  may serve  without  bond if permitted by law.
     Lender's right to the  appointment of a receiver shall exist whether or not the  apparent  value  of  the  Collateral  exceeds  the  Indebtedness  by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Collect  Revenues,  Apply  Accounts.  Lender,  either  itself or  through a receiver,  may collect the payments,  rents,  income, and revenues from the
     Collateral.  Lender may at any time in  Lender's  discretion  transfer  any
     Collateral  into Lender's own name or that of Lender's  nominee and receive the payments,  rents,  income,  and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper,  choses in action, or similar  property,  Lender may demand, collect,  receipt for, settle,  compromise,  adjust, sue for, foreclose, or realize  on  the  Collateral  as  Lender  may  determine,  whether  or  not
     Indebtedness or Collateral is then due. For these purposes,  Lender may, on behalf of and in the name of  Grantor,  receive,  open and  dispose of mail addressed to Grantor;  change any address to which mail and payments are to be sent;  and endorse notes,  checks,  drafts,  money orders,  documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency.  If Lender chooses to sell any or all of the Collateral,
     Lender may obtain a judgment  against Grantor for any deficiency  remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this  Agreement.  Grantor shall be  liable  for a  deficiency  even if the  transaction  described  in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform  Commercial Code, as may be amended from time to time.  In  addition,  Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies. Except as may be prohibited by applicable law, all of
     Lender's  rights and remedies,  whether  evidenced by this  Agreement,  the
     Related Documents,  or by any other writing, shall be cumulative and may be exercised  singularly  or  concurrently.  Election  by Lender to pursue any remedy shall not exclude  pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an  obligation  of Grantor under this Agreement,  after Grantor's failure to perform, shall not affect
     Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this  Agreement:

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Grantor  agrees  to pay  upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Grantor   shall  pay  the  costs  and  expenses  of  such
     enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic  stay or  injunction),  appeals,  and any  anticipated post-judgment  collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of Georgia  without regard to its conflicts of law  provisions.  This
     Agreement has been accepted by Lender in the State of Georgia.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any  course of  dealing  between  Lender  and  Grantor,  shall constitute  a  waiver  of any of  Lender's  rights  or of any of  Grantor's obligations as to any future  transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)                            Page 4

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     granted or  withheld  in  the  sole  discretion  of  Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice purposes, Grantor agrees to keep Lender informed at all times of
     Grantor's current address. Unless otherwise provided or required by law, if there is more than one  Grantor,  any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney.  Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact  for the purpose of executing any  documents  necessary to perfect,  amend,  or to  continue  the  security  interest  granted in this
     Agreement or to demand  termination  of filings of other  secured  parties.
     Lender may at any time,  and without  further  authorization  from Grantor, file  a  carbon,  photographic  or  other  reproduction  of  any  financing statement or of this  Agreement for use as a financing  statement.  Grantor will  reimburse  Lender  for  all  expenses  for  the  perfection  and  the continuation  of  the  perfection  of  Lender's  security  interest  in the
     Collateral.

     Severability.  If a court of competent  jurisdiction finds any provision of this  Agreement  to  be  illegal,  invalid,  or  unenforceable  as  to  any circumstance,  that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the  parties,  their  successors  and  assigns.  If ownership of the Collateral  becomes vested in a person other than Grantor,
     Lender,  without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the  Indebtedness  by way of forbearance or extension  without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival  of   Representations   and   Warranties.   All   representations,
     warranties,  and agreements made by Grantor in this Agreement shall survive the  execution  and  delivery of this  Agreement,  shall be  continuing  in nature,  and shall  remain  in full  force and  effect  until  such time as
     Grantor's Indebtedness shall be paid in full.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement.  The word "Agreement" means this Commercial  Security Agreement, as this Commercial  Security Agreement may be amended or modified from time to  time,  together  with  all  exhibits  and  schedules  attached  to this
     Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means AMERICAN CONSUMERS,  INC. DBA SHOP RITE and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

     Collateral.  The word "Collateral"  means all of Grantor's right, title and interest  in and to all  the  Collateral  as  described  in the  Collateral
     Description section of this Agreement.

     Default.  The word "Default"  means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words  "Environmental Laws" mean any and all state, federal and local  statutes,  regulations  and  ordinances  relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation,  and Liability Act
     of 1980,  as amended,  42 U.S.C.  Section  9601,  et seq.  ("CERCLA"),  the
     Superfund  Amendments and  Reauthorization  Act of 1986, Pub. L. No. 99-499
     ("SARA"),  the Hazardous Materials  Transportation  Act, 49 U.S.C.  Section
     1801,  et seq.,  the  Resource  Conservation  and  Recovery  Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default.  The words  "Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     Grantor. The word "Grantor" means AMERICAN CONSUMERS, INC. DBA SHOP RITE.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Indebtedness.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that,
     because  of  their  quantity,   concentration  or  physical,   chemical  or
     infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used,  treated,  stored, disposed of, generated, manufactured, transported or otherwise handled. The words  "Hazardous  Substances"  are used in their very  broadest  sense and include  without  limitation  any and all  hazardous  or toxic  substances, materials  or waste as defined by or listed under the  Environmental  Laws.
     The  term  "Hazardous   Substances"  also  includes,   without  limitation,
     petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness.  The word "Indebtedness" means the indebtedness  evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Grantor is  responsible  under this  Agreement  or under any of the Related
     Documents.  Specifically,  without  limitation,  Indebtedness  includes all amounts  that  may be  indirectly  secured  by the  Cross-Collateralization provision of this Agreement.

     Lender.  The word "Lender"  means GATEWAY BANK & TRUST,  its successors and assigns.

     Note. The word "Note" means the Note executed by AMERICAN  CONSUMERS,  INC.
     DBA SHOP RITE in the principal  amount of  $56,000.00  dated July 25, 2008,
     together  with  all  renewals  of,   extensions   of,   modifications   of,
     refinancings  of,  consolidations  of,  and  substitutions  for the note or credit agreement.

     Property.  The word  "Property"  means all of  Grantor's  right,  title and interest  in  and to all  the  Property  as  described  in the  "Collateral
     Description" section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR  HAS  READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY
AGREEMENT  AND  AGREES  TO  ITS  TERMS.  THIS  AGREEMENT IS  DATED JULY 25,2008.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND
SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
    --------------------------------------            ----------------------------------------
    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE